Current Accounts and Other Demand Deposits (Details) - Schedule of current accounts and other demand deposits $ in Thousands, $ in Millions	Dec. 31, 2020 CLP ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CLP ($)
Schedule of current accounts and other demand deposits [Abstract]
Current accounts	$ 12,477,719		$ 8,951,527
Other demand deposits	1,431,904		1,662,950
Other deposits and accounts	1,257,606		711,656
Total	$ 15,167,229	$ 21,305,280	$ 11,326,133